Exhibit 10.1

Portions of this exhibit that have been marked by [***] have been omitted because the Registrant has determined they are not material and would likely cause competitive harm to the Registrant if publicly disclosed.

AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT
(McMinnville Lease Combination)

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT (hereinafter, this “Amendment”) is effective as of April 15, 2021 (the “Combination Effective Date”), by and between each of the entities identified on Schedule 1 (individually and collectively, “Landlord”), and each of the entities identified on Schedule 1 as “Tenant” (individually and collectively, “Tenant”).
RECITALS
A.Landlord and Tenant are parties to that certain Amended and Restated Master Lease and Security Agreement dated as of July 26, 2020 (as amended, the “Master Lease”); and
B.Ventas, Inc. (“Ventas”) and Brookdale Senior Living, Inc. (“Brookdale”) are parties to that certain letter agreement captioned “Combination of Leases” dated July 26, 2020 (the “Side Letter”); and
C.Ventas and Brookdale are parties to that certain letter agreement captioned “Agreements regarding Leased Properties and Summerville Loan” dated July 26, 2020 (the “Master Transaction Letter”); and
D.Nationwide Health Properties, LLC, a Delaware limited liability company (“McMinnville Landlord”) has, or will have as of the Combination Effective Date, fully repaid the indebtedness (the “McMinnville Debt”) encumbering the Subject Facility commonly known as “Brookdale McMinnville Town Center” (“Brookdale McMinnville”), and therefore, pursuant to the terms of Section 6.1 of the Side Letter, effective as of the Combination Effective Date, the Separate Lease (as defined in the Side Letter) for Brookdale McMinnville will automatically terminate and Brookdale McMinnville will be combined into the Master Lease; and
E.Landlord and Tenant wish to amend the Master Lease as set forth herein to set forth the terms of such combination.
    NOW, THEREFORE, in consideration of the foregoing Recitals, which by this reference are incorporated herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1.Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Master Lease.

2.Amendments to Lease. The Master Lease is amended as follows:
2.1.    From and after the Combination Effective Date, the Minimum Rent (the “Old Minimum Rent”) under the Master Lease as of immediately prior to the Combination Effective Date shall be deemed to have been increased by $[***] (being the aggregate Hypothetical Minimum Rent of Brookdale McMinnville immediately prior to the Combination Effective Date), resulting in Minimum Rent for the period from the Combination Effective Date through December 31, 2021 to be equal to $86,462,697.26 per annum. The Initial Term shall be deemed to have commenced, with respect to Brookdale McMinnville, on the commencement date that is applicable to Brookdale McMinnville as provided in the applicable Separate Lease.
2.2.    From and after the Combination Effective Date, the Premises, the Facilities and the Landlord Personal Property shall be deemed to include the property described on Exhibit B to this Amendment, and Exhibit B of the Master Lease is hereby amended accordingly.
2.3.    For the avoidance of doubt, the provisions of Section 2.3 of the Master Lease shall apply with respect to the addition of Brookdale McMinnville, except that with respect to such Facility, the “Effective Date” for such Facility shall be deemed to be the Combination Effective Date.
2.4.    Exhibit G to the Master Lease is hereby amended to add the information as set forth in Exhibit G attached hereto.
2.5.    Schedule 1 to the Master Lease is hereby replaced with Schedule 1 attached hereto to reflect, as of the Combination Effective Date (after giving effect to the addition of Brookdale McMinnville to the Master Lease and the increase in Minimum Rent described above), (i) the Landlords, the Tenants, and the facility information for each of the Facilities, and (ii) the Tenant’s Proportionate Shares (shown to three decimal places).
2.6.    Schedule 1A to the Master Lease is hereby replaced with Schedule 1A attached hereto.
2.7.    Schedule 2.3.5 to the Master Lease is hereby amended to add the information as set forth in Schedule 2.3.5 attached hereto.
3.Lease Combination. As of the Combination Effective Date, Tenant and Landlord under the Separate Lease with respect to Brookdale McMinnville hereby combine the Master Lease and such Separate Lease into a single Lease as provided in Section 14.1 and Exhibit H (the “Lease Combination Provisions”) of the Master Lease. For purposes of the Lease Combination Provisions, the Master Lease is the Surviving Lease, the Combination Effective Date is the Surviving Lease Date, such Separate Lease is a Combination Lease, and Brookdale McMinnville is the “Additional Property.” For the avoidance of doubt, this Section 3 shall be deemed to have combined such Separate Lease, as it relates to Brookdale McMinnville, into the Master Lease, such that the Master Lease governs with respect to Brookdale McMinnville from and after the Combination Effective Date.

4.Assumption by Tenant. As provided in Section 1.2.5 of Exhibit H of the Master Lease, Brookdale Senior Living Communities, Inc., a Delaware corporation, as tenant under the Separate Lease for Brookdale McMinnville, hereby acknowledges and agrees that, as a Master Lease Tenant under the Master Lease, it shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under the Combination Lease insofar as they relate to Brookdale McMinnville that were not paid, performed and satisfied in full prior to the Combination Effective Date.
5.Deposits and Escrows; Property Tax and Capital Expenditure Obligations. Pursuant to Section 6.2.4.3 of the Side Letter, Landlord and Tenant agreed to take appropriate steps to cause all deposits and escrows held in connection with the McMinnville Debt to be delivered to Landlord. Landlord and Tenant acknowledge and agree that, as of the Combination Effective Date, (a) Landlord has paid $88,908.53 of property taxes with respect to Brookdale McMinnville pursuant to Section 6.2.4.2 of the Side Letter, and (b) Tenant reimbursed Landlord for such property tax payments on March 19, 2021. No further amounts are due from Tenant to Landlord with respect to such deposits and escrows.
6.Miscellaneous.
6.1.    Consistency. Whether or not specifically modified or amended by the provisions of this Amendment, all of the provisions, schedules and exhibits of the Master Lease and the Separate Lease for Brookdale McMinnville shall be deemed to have been amended (i) to the extent necessary to make such provisions, schedules and exhibits consistent with the modifications and amendments provided for in the preceding portions of this Amendment, and (ii) to the extent necessary to give effect to the purpose and intent of this Amendment.
6.2.    Integrated Agreement; Modifications; Waivers. This Amendment, and the Master Lease as amended hereby, together with the “Transaction Documents” as defined in the Master Transaction Letter, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Amendment, any representation, warranty, promise or condition not specifically set forth in this Amendment.
6.3.    Sealed Writing. The parties acknowledge and agree that the Master Lease, as amended by this Amendment, is intended to be a sealed instrument and to comply with Virginia Code Sections 55-2 and 11-3, and shall be interpreted as if the words “this deed of Lease” were included in the body of the Master Lease.
6.4.    Effect of Amendment. Except as expressly modified in this Amendment, the Master Lease shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto, and Tenant shall lease the Facilities (as modified by this Amendment) from Landlord on the terms set forth in the Master Lease (as modified by this Amendment). In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease, the terms of this Amendment shall control.

6.5.    Counterparts. This Amendment may be executed and delivered (including by facsimile, Portable Document Format (pdf) transmission, or Docusign) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.

[signature pages follow]

IN WITNESS WHEREOF, this Amendment has been executed by Landlord and Tenant as of the date first written above.

TENANT:
BLC-THE HALLMARK, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer

BROOKDALE SENIOR LIVING COMMUNITIES, INC. a Delaware corporation (f/k/a Alterra Healthcare Corporation and Alternative Living Services, Inc.)

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President – Finance and Treasurer

ACKNOWLEDGEMENT

STATE OF Tennessee        )
                    ) :ss.:
COUNTY OF     Williamson        )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brookdale Senior Living Communities, Inc., a Delaware corporation (“Company”), by George T. Hicks, its EVP, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, TN, this 12th day of April, 2021.

(SEAL)                    /s/ Linda B. DeVault
                        Notary Public

                        Print Name:Linda B. Devault
                        My commission expires: 10-23-23
                        Acting in the County of:Williamson

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership
By:     BLC-Woodside Terrace, LLC, a Delaware limited liability company, its general partner

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President – Finance and Treasurer

BLC-ATRIUM AT SAN JOSE, L.P., a Delaware limited partnership
By:    BLC-Atrium at San Jose, LLC, a Delaware limited liability company, its general partner
By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President – Finance and Treasurer

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership
By:    BLC-Brookdale Place of San Marcos, LLC, a Delaware limited liability company, its general partner

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President – Finance and Treasurer

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

BLC-PONCE DE LEON, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
BLC-PARK PLACE, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
BLC-THE WILLOWS, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

BLC-BRENDENWOOD, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
BLC-CHATFIELD, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC. a Delaware corporation By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
SW ASSISTED LIVING, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
SUMMERVILLE AT FAIRWOOD MANOR, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

SUMMERVILLE AT HERITAGE PLACE, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
SUMMERVILLE 5 LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
SUMMERVILLE 4 LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

SUMMERVILLE 14 LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President – Finance and Treasurer

SUMMERVILLE 15 LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President – Finance and Treasurer

SUMMERVILLE 16 LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President – Finance and Treasurer

SUMMERVILLE 17 LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President – Finance and Treasurer

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

SUMMERVILLE AT RIDGEWOOD GARDENS LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
ALS PROPERTIES TENANT I, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
ACKNOWLEDGEMENT

STATE OF Tennessee        )
                    ) :ss.:
COUNTY OF Williamson        )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Properties Tenant I, LLC, a Delaware limited liability company (“Company”), by George T. Hicks, its EVP, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, TN, this 12th day of April, 2021.

(SEAL)                    /s/ Linda B. DeVault
                        Notary Public

                        Print Name:Linda B. DeVault
                        My commission expires:10-23-23
                        Acting in the County of: Williamson

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

ALS PROPERTIES TENANT II, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
ALS LEASING, INC., a Delaware corporation By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
ACKNOWLEDGEMENT

STATE OF Tennessee        )
                    ) :ss.:
COUNTY OF Williamson        )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Leasing, Inc., a Delaware corporation (“Company”), by George T. Hicks, its EVP, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, TN, this 12th day of April, 2021.

(SEAL)                    /s/ Linda B. DeVault
                        Notary Public

                        Print Name:Linda B. DeVault
                        My commission expires: 10-23-23
                        Acting in the County of:Williamson

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

ASSISTED LIVING PROPERTIES, INC., a Kansas corporation By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer
BLC-THE HERITAGE OF DES PLAINES, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President – Finance and Treasurer

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

LANDLORD:
VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership
By: Ventas, Inc., a Delaware corporation, its general partner

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: Senior Vice President

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

PSLT-ALS PROPERTIES I, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

ACKNOWLEDGEMENT

STATE OF Illinois         )
                    ) :ss.:
COUNTY OF Cook     )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Ventas Provident, LLC, a Delaware limited liability company (“Company”), the sole member of PSLT GP, LLC, the general partner of PSLT OP, L.P., the sole member of PSLT-ALS Properties Holdings, LLC, the sole member of PSLT-ALS Properties I, LLC, by Christian N. Cummings, its President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 14th day of April, 2021.

(SEAL)                    /s/Theresa M. Kwasinski
                        Notary Public

                        Print Name:Theresa M. Kwasinski
                        My commission expires:08/05/22
                        Acting in the County of: Cook
Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

PSLT-ALS PROPERTIES II, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

PSLT-ALS PROPERTIES IV, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
ACKNOWLEDGEMENT

STATE OF Illinois            )
                    ) :ss.:
COUNTY OF     Cook            )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company (“Company”), which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 14th day of April, 2021.

(SEAL)                    /s/Theresa M. Kwasinski
                        Notary Public

                        Print Name:    Theresa M. Kwasinski
                        My commission expires:08/05/22
                        Acting in the County of:Cook

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

RIVER OAKS PARTNERS, an Illinois general partnership
By: Brookdale Holdings, LLC, its managing partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois limited partnership
By: Brookdale Holdings, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited partnership
By: Brookdale Living Communities of California-San Marcos, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

ACKNOWLEDGEMENT

STATE OF Illinois            )
                    ) :ss.:
COUNTY OF     Cook            )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Nationwide Health Properties, LLC, a Delaware limited liability company corporation (“Company”), by Christian N. Cummings, its President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 14th day of April, 2021.

(SEAL)                    /s/Theresa M. Kwasinski
                        Notary Public

                        Print Name:Theresa M. Kwasinski
                        My commission expires:08-05-22
                        Acting in the County of:Cook

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership By: Nationwide Health Properties, LLC, its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership By: MLD Texas Corporation, its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
MLD PROPERTIES, INC., a Delaware corporation By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

ACKNOWLEDGEMENT

STATE OF Illinois            )
                    ) :ss.:
COUNTY OF Cook            )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared JER/NHP Senior Living Acquisition, LLC, a Delaware limited liability company (“Company”), by Christian N. Cummings, its President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 14th day of April, 2021.

(SEAL)                    /s/Theresa M. Kwasinski
                        Notary Public

                        Print Name:Theresa M. Kwasinski
                        My commission expires:08/05/22
                        Acting in the County of: Cook

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership By: JER/NHP Management Texas, LLC, its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership By: MLD Properties II, Inc., its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

NHP MCCLAIN, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
ACKNOWLEDGEMENT

STATE OF Illinois            )
                    ) :ss.:
COUNTY OF Cook            )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared NHP MCCLAIN, LLC, a Delaware limited liability company (“Company”), by Christian N. Cummings, its President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 14th day of April, 2021.

(SEAL)                    /s/Theresa M. Kwasinski
                        Notary Public

                        Print Name:Theresa M. Kwasinski
                        My commission expires: 08/05/22
                        Acting in the County of:Cook

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

VENTAS FAIRWOOD, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
VENTAS FRAMINGHAM, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
VENTAS WHITEHALL ESTATES, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

VTR-EMRTS HOLDINGS, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement

CONSENT AND REAFFIRMATION OF GUARANTOR
THIS CONSENT AND REAFFIRMATION OF GUARANTOR (this “Reaffirmation”) is entered into concurrently with and is attached to and hereby made a part of Amendment No. 1 to Amended and Restated Master Lease and Security Agreement effective as of April 15, 2021 (the “Lease Amendment”) between Landlord and Tenant (both, as defined therein).
BROOKDALE SENIOR LIVING INC., a Delaware corporation (“Guarantor”) executed and delivered that certain Amended and Restated Guaranty dated as of July 26, 2020 (the “Guaranty”), pursuant to which Guarantor guarantied for the benefit of Landlord, the obligations of Tenant under the BKD/VTR Documents (as defined in the Guaranty).
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Guarantor hereby acknowledges, reaffirms and agrees:
1.Capitalized terms used but not defined in this Reaffirmation shall have the same meanings for purposes of this Reaffirmation as provided in or for purposes of the Lease Amendment.
2.Guarantor hereby (i) acknowledges and consents to the Lease Amendment, (ii) reaffirms its obligations under the Guaranty with respect to the Master Lease as amended by the Lease Amendment, and (iii) confirms that the Guaranty remains in full force and effect.
3.Although Guarantor has been informed of the terms of the Lease Amendment, Guarantor understands and agrees that Landlord has no duty to so notify it or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.
Guarantor has executed this Consent and Reaffirmation of Guarantor effective as of the Amendment Date.
GUARANTOR:
BROOKDALE SENIOR LIVING INC.,
a Delaware corporation

By:     /s/ George T. Hicks
    Name:    George T. Hicks
    Title:    Executive Vice President – Finance and Treasurer
Signature Page-Amendment No. 1 to Amended and Restated Master Lease and Security Agreement